UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2004


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE            0-21802         34-1741211
     (STATE  OR  OTHER      (COMMISSION     (IRS  EMPLOYER
        JURISDICTION        FILE  NUMBER)  IDENTIFICATION  NO.)
     OF  INCORPORATION)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                            43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374





ITEM  5.     OTHER  EVENTS

N-Viro International Corporation announced today in a press release that its Board of Directors have approved a rights offering for the beneficial owners of its Common Stock, which is attached as Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          March  22,  2004          By:       /s/  James  K.  McHugh
                ----------------                  ------------------------
                                                         James  K.  McHugh
                                                 Chief  Financial  Officer